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                               THE DLB FUND GROUP

     Supplement to Prospectus dated September 4, 2000, (as previously supplemented by the Supplement to Prospectus dated September 5, 2000)



                      DLB STEWART IVORY INTERNATIONAL FUND
                     DLB STEWART IVORY EMERGING MARKETS FUND

The Board of Trustees which oversees the DLB Stewart Ivory International Fund (the "International Fund") and the DLB Stewart Ivory Emerging Markets Fund (the "Emerging Markets Fund") has decided to eliminate the Purchase Premium imposed by each of the International Fund and the Emerging Markets Fund with respect to purchase orders for shares of the Funds received on or after September 29, 2000.





                THE DATE OF THIS SUPPLEMENT IS SEPTEMBER 28, 2000


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